UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 23, 2009

Data Domain, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33517	94-3412175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 Mission College Blvd., Santa Clara, CA	95054
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (408) 980-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on July 8, 2009, EMC Corporation, a Massachusetts corporation (“EMC”), Envoy Merger Corporation, a Delaware corporation and a wholly owned subsidiary of EMC (“Envoy”), and Data Domain, Inc., a Delaware corporation (“Data Domain”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, on July 23, 2009, EMC completed the acquisition of Data Domain through the merger of Envoy with and into Data Domain with Data Domain surviving as a wholly owned subsidiary of EMC (the “Merger”). The merger was consummated in accordance with applicable provisions of Delaware law that authorize the consummation of the Merger without a vote of the Data Domain stockholders. In connection with the Merger, at the effective time of the Merger (the “Effective Time”), all outstanding shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of Data Domain (other than Shares owned by EMC, Envoy or any wholly owned subsidiary of EMC or Data Domain, Shares held in the treasury of Data Domain, or Shares that are held by stockholders, if any, who are entitled to and who properly exercise appraisal rights under Delaware law) were canceled and converted into the right to receive $33.50 per Share, net to the seller in cash without interest.

As a result of the Merger and other transactions contemplated by the Merger Agreement, Data Domain no longer fulfills the numerical listing requirements of The NASDAQ Global Select Market. Accordingly, Data Domain requested that its Common Stock be withdrawn from listing on The NASDAQ Global Select Market as of the close of business on July 23, 2009 and requested that The NASDAQ Stock Market, LLC file with the Securities and Exchange Commission (“SEC”) a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the Common Stock. Data Domain will also file with the SEC a Certification and Notice on Form 15 under the Exchange Act, requesting that the Common Stock be deregistered and that Data Domain’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The foregoing description of the Merger Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Merger, Data Domain’s (i) certificate of incorporation was amended and restated in its entirety to be identical to the certificate of incorporation of Envoy and (ii) bylaws were amended and restated in their entirety to be identical to the bylaws of Envoy, each as in effect immediately prior to the consummation of the Merger (except that the name of the surviving corporation set forth in such certificate of incorporation and bylaws is “Data Domain, Inc.”). Data Domain’s certificate of incorporation is filed as Exhibit 3.1 to this report and incorporated by reference herein. Data Domain’s bylaws are filed as Exhibit 3.2 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 8, 2009, by and among of Data Domain, Inc., EMC Corporation and Envoy Merger Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Data Domain, Inc. on July 8, 2009)

3.1	Certificate of Incorporation of Data Domain, Inc.

3.2	Bylaws of Data Domain, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data Domain, Inc.

DATE: July 23, 2009	By:	/s/ Paul T. Dacier
	Name:	Paul T. Dacier
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of July 8, 2009, by and among of Data Domain, Inc., EMC Corporation and Envoy Merger Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Data Domain, Inc. on July 8, 2009)

3.1	Certificate of Incorporation of Data Domain, Inc.

3.2	Bylaws of Data Domain, Inc.